SUBSEQUENT EVENTS (Narrative) (Details) (Subsequent Event [Member])	1 Months Ended
Jan. 31, 2014
Subsequent Event [Member]
Subsequent Event [Line Items]
Maximum rate of pro rata stock dividend, or a reclassification or conversion of Ordinary Shares that will result in the issuance to all existing shareholders of Ordinary B Shares expected to be approved by Board of Directors, for each Ordinary Share held by a shareholder	0.15